AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                    -----------------------------------------

     THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement"), made this 20th day of September, 2002 (the "Effective Date") is entered into by
Intelligroup, Inc., a New Jersey corporation with its principal place of business at 499 Thornall Street, Edison, NJ 08837 (the "Company"), and NAGARJUN VALLURIPALLI, residing at 702 Mohican Court, Morganville, NJ, 07751 (the
                            ----------------------------------------------
"Employee").

     WHEREAS, the Company desires to continue to employ the Employee, and the Employee desires to continue to be employed by the Company.

     WHEREAS, the Company desires to provide the Employee with proper incentives for him to continue performing as the Company's President and Chief Executive Officer.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

     1.  Term of Agreement. The Company  hereby agrees to continue to employ the
         -----------------
Employee, and the Employee hereby accepts continued employment with the Company, upon the terms set forth in this Agreement, for the period commencing on the Effective Date and ending on the second anniversary of the Effective Date (such period, as it may be extended in a writing signed by the parties, the "Term"), unless sooner terminated in accordance with the provisions of Section 6.

     2.  Title;  Capacity.  The  Employee  shall  serve as  President  and Chief
         ----------------
Executive Officer or in such other position as the Company or its Board of Directors (the "Board") may determine from time to time. As President and Chief Executive Officer, the Employee will be responsible for all day to day operations, as well as long range plans of the Company, plus such other or alternate duties as may from time to time be assigned to the Employee by the Board. The Employee shall be based at the Company's headquarters in Edison, New Jersey, or such place or places in the continental United States as the Company or its Board shall determine. The Employee shall be subject to the supervision of, and shall have such authority as is delegated to him by, the Board.

     3.  Exclusive Services and Best Efforts.  The Employee  hereby accepts such
         -----------------------------------
continued employment and agrees to undertake the duties and responsibilities outlined in Section 2. The Employee agrees to devote his entire business time, attention and energies to the business and interests of the Company. The Employee agrees to abide by the rules, regulations, instructions, personnel practices and policies of the Company and any changes therein that may be adopted from time to time by the Company. The Employee acknowledges receipt of copies of all such rules and policies committed to writing as of the date of this Agreement.

     4.  Compensation and Benefits.
         -------------------------

         (a) Salary.  The Company  shall pay the  Employee a  base salary at the
             ------
annualized rate of $350,000.00 (the "Base Salary"), payable in installments in accordance with the Company's normal payroll schedule but no less often than monthly. Such salary shall be subject to adjustment thereafter as determined by the Board in its sole discretion.

         (b) Bonus. Each calendar year, the Employee will be eligible to receive
             -----
a bonus based upon meeting and exceeding the annual budget approved by the Board (the "Budget") for Pre-tax income ("PTI").

             (i)   The  Employee  shall  receive  a  bonus  in   the  amount  of
$200,000.00 upon the Company's successfully attaining a consolidated PTI in excess of the PTI budgeted for the fiscal year;

             (ii) The Employee shall receive an additional bonus in the amount of $75,000.00 for each complete $1,000,000.00 of consolidated PTI in excess of the PTI budgeted for the fiscal year;

             (iii) In determining PTI, all elements of income and expense properly recognized under U.S. Generally Accepted Accounting Principles will be taken into account, with the exception of (x) provision for income taxes, (y) extraordinary items, and (z) special, unusual or non-recurring charges (including, but not limited to, costs of downsizing or closing operations, income statement charges related to non-operating assets of the Company such as the SeraNova note, and costs of non-operating activities such as a proxy contest). All exclusions of expense items for the purpose of determining PTI for a given period must be presented in detail to, then reviewed and approved by, the Board or the Compensation Committee thereof (the "Compensation Committee"). The Board, or if the Board chooses, the Compensation Committee, shall have sole discretion to accept or modify such recommended exclusions from the PTI calculation.

             (iv) The bonus, if any, shall be paid within ten (10) business days after the Board or the Compensation Committee makes an informed final determination of PTI for the preceding fiscal year. The bonus, if any, shall only be earned and payable if you (y) meet the above criteria, and (z) remain actively employed through the end of the fiscal year for which a bonus is to be paid.

         (c) Fringe Benefits.  The Employee shall be  entitled to participate in
             ---------------
all benefit programs that the Company establishes and makes available to its employees, if any, to the extent that Employee's position, tenure, salary, age, health and other qualifications make him eligible to participate. The Company may alter, modify, add to or delete its benefit plans at any time as the Company or its Board may determine, in its sole judgment, to be appropriate. Nothing herein shall be construed as requiring the Company to establish or continue any particular benefit plan in discharge of its obligations under this Agreement.

         (d) Paid Time Off. The  Employee  shall be eligible to accrue paid time
             -------------
off pursuant to the Company's normal policies and procedures governing vacation time or other paid time off.

         (e) Reimbursement of Expenses. The Company shall reimburse the Employee
             -------------------------
for all reasonable and necessary travel, entertainment and other business expenses incurred or paid by the Employee in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement, upon presentation by the Employee of documentation, expense statements, vouchers and/or such other supporting information as the Company may request, provided, however, that the amount available for such travel, entertainment and other expenses may be fixed in advance by the Board.

         (f) Deductions.  The Company shall deduct from any  pay to the Employee
             ----------
all taxes or other withholdings required by law or otherwise properly authorized by the Employee.

     5.  Termination.  The  Term of this  Agreement  shall  terminate  upon  the
         -------------
occurrence of any of the following:

         (a) Expiration of the Term in accordance  with Section 1;

         (b) At the election of the Company, for Cause, immediately upon written notice by the Company to the Employee. For the purposes of this Agreement, "Cause" for termination shall be deemed to exist upon: (i) a finding by the Company of failure of the Employee to perform his assigned duties for the Company, to adhere to the terms of this Agreement, or to follow Company policies and procedures; (ii) the Employee's commission of dishonesty, gross negligence or misconduct, in connection with the Employee's responsibilities in his position with the Company; (iii) the Employee's commission of any act or conduct that subjects the Company to public disrespect or ridicule or injures the reputation of the Company; or (iv) the conviction of the Employee of, or the entry of a pleading of guilty or nolo contendere by the Employee to, any crime involving moral turpitude or any felony;

         (c) Upon the death or disability of the Employee. As used in this Agreement, the term "disability" shall mean the inability of the Employee with reasonable accommodation as may be required by State or Federal law, due to a physical or mental disability, for a period of one hundred twenty (120) days, whether or not consecutive, during any 360-day period to perform the services contemplated under this Agreement. A determination of disability shall be made by a physician satisfactory to both the Employee and the Company, provided that if the Employee and the Company do not agree on a physician, the Employee and the Company shall each select a physician and these two together shall select a third physician, whose determination as to disability shall be binding on all parties;

         (d) At the election of the Employee without Good Reason, upon not less than sixty (60) days' prior written notice of termination; and

         (e) At the Election of the Employee for Good Reason, after the Employee has given the Company at least fifteen (15) days written notice and an opportunity to cure such Good Reason. For the purposes of this Agreement, "Good Reason" for termination shall mean the following: (i) failure to maintain the Employee in a position commensurate with that referred to in Section 2 of this Agreement; (ii) failure to pay the salary as stated in section 4(a) of this Agreement; or (iii) required relocation of the Employee's main office (reasonable travel excluded) more than seventy-five (75) miles from Edison, New Jersey; and

         (f) At the election of the Company, without cause, immediately upon written notice by the Company to the Employee.

     6.  Effect of Termination.  Upon  termination  of the  Agreement,  the only
         ---------------------
remuneration to which the Employee will be entitled shall be as follows:

         (a) Termination  after  the Expiration of  the Term,  for Cause  or  at
             -------------------------------------------------------------------
Election  of the  Employee  without  Good  Reason.  In the event the  Employee's
-------------------------------------------------
employment is terminated after the expiration of the Term pursuant to Section 5(a), for Cause pursuant to Section 5(b), or at the election of the Employee without Good Reason pursuant to Section 5(d), the Company shall pay to the Employee the compensation and benefits otherwise payable to him/her under
Section 3 through the last day of his actual employment by the Company.

         (b) Termination for Death or Disability.  If the Employee's  employment
             -----------------------------------
is terminated by death or because of disability pursuant to Section 5(c), the Company shall pay to the estate of the Employee or to the Employee, as the case may be, the compensation that would otherwise be payable to the Employee up to the end of the month in which the termination of his employment because of death or disability occurs.

         (c) Termination Without Cause or  Termination  for Good  Reason  by the
             -------------------------------------------------------------------
Employee.  If the Employee's  employment is terminated without Cause pursuant to
--------
Section 5(f), or for Good Reason pursuant to Section 5(e), the Company shall pay or provide the Employee for a period of fifteen (15) months: (i) in accordance with the Company's regular payroll practices, the Employee's base salary; and,
(ii) reimbursement (or direct payment, at the Company's option) for medical benefits pursuant to an election by the Employee under COBRA. The Company's obligation to pay or provide the benefits discussed in this paragraph 6(c) shall be expressly conditioned upon the Employee's first executing a valid general release and waiver, releasing the Company, its directors, officers and employees from any and all claims under this agreement or pursuant to your employment, in a form reasonably acceptable to the Company.

         (d) Termination  in  Connection  with  a  Change  in  Control.  If  the
             ---------------------------------------------------------
Employee's employment is terminated, without Cause, within the period extending from the one (1) month before to the twelve (12) months after a Change in Control, as such is defined herein: (i) the Employee shall receive all benefits provided in Section 6(c); (ii) the restrictions in Section 7 shall immediately lapse and thereafter be null and void; and (iii) the unvested portion of any stock options granted by the Company to the Employee shall vest in full and become exercisable. For purposes of this Agreement, a "Change in Control" shall mean:

             (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B)
     any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

             (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Agreement by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; or

             (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation or other form of entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation or entity is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

             (iv)  Notwithstanding the  foregoing, a Change of  Control will not be deemed to have occurred in the case of a Management Buy Out. A "Management Buy Out" is any event which would otherwise be deemed a "Change in Control", in which the Chief Executive Officer of the Company or any two other officers (vice president level employees or above) of the Company, directly or indirectly (as a beneficial owner): (i) acquire equity securities, including any securities convertible into or exchangeable for equity securities, of the Company or the Acquiring Corporation in connection with any Change in Control; or (ii) receive any substantial financial gain as a result of the Change in Control as determined by the Board, other than such gain as is specifically authorized by the Board.

         (e) Survival.  The  provisions of Sections 7, 8 and 9 shall survive the
             --------
termination of this Agreement.

     7.  Non-Compete.
         -----------

         (a) During the term of the Employee's employment with the Company (whether or not such employment extends passed the expiration of the Term) and for a period of fifteen (15) months after the termination thereof, the Employee will not directly or indirectly:

             (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), engage in the business of developing, producing, marketing or selling products and/or services of the kind or type developed or being developed, produced, marketed, sold or provided by the Company while the Employee was employed by the Company; or

             (ii) hire, recruit, solicit or induce, or attempt to induce, any employee or contractor of the Company to terminate their employment with, or otherwise cease their business relationship with, the Company;

             (iii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were actively contacted, solicited or served by the Company during the term of the Employee's employment with the Company; or

             (iv) work with or for any individual who is an officer (Vice President or higher) of the Company or was an officer within the twelve month period prior to the termination of the Employee's employment with the Company; except that this paragraph 7(a)(iv) shall not apply to any work done for the sole benefit of the Company, during the Employee's employment.

         (b) If any restriction set forth in this Section 7 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

         (c) The restrictions contained in this Section 7 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 7 will cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

     8.  Proprietary Information.
         ------------------------

         (a) The Employee agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the Company's business or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, and customer and supplier lists. Employee will not disclose any Proprietary Information to others outside the Company or use the same for any unauthorized purposes without written approval by an officer of the Company, either during or after his employment, unless and until such Proprietary Information has become public knowledge without fault by the Employee.

         (b) The Employee agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Employee or others, which shall come into his custody or possession, shall be and are the exclusive property of the Company to be used by the Employee only in the performance of his duties for the Company.

         (c) The Employee agrees that his obligation not to disclose or use information, know-how and records of the types set forth in paragraphs (a) and
(b) above, also extends to such types of information, know-how, records and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee in the course of the Company's business.

     9.  Developments.
         ------------

         (a) The Employee will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Employee or under his direction or jointly with others during his employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

         (b) The Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this Section 9(b) shall not apply to Developments which meet each of the following criteria: (i) they do not in any way relate to the present or planned business or research and development of the Company; and (ii) they are made and conceived by the Employee not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information.

         (c) The Employee agrees to cooperate fully with the Company, both during and after his employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. Employee shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development.

     10. Other  Agreements.  The employee  hereby  represents that he/she is not
         -----------------
bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. The employee further represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him/her in confidence or in trust prior to his employment with the Company.

     11. Notices.  All notices  required or permitted under this Agreement shall
         -------
be in writing and shall be deemed effective upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Section 11.

     12. Pronouns.  Whenever the context may require,  any pronouns used in this
         --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa.

     13. Entire  Agreement.  This  Agreement  constitutes  the entire  agreement
         -----------------
between the parties and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter of this Agreement. This Agreement shall not alter any of the Employee's rights under any equity grant which had been memorialized in an agreement with the Company and authorized by the Board prior to the Effective Date.

     14. Amendment.  This Agreement may be amended or modified only by a written
         ---------
instrument executed by both a properly authorized executive officer or director of the Company and the Employee.

     15. Governing Law  and  Jurisdiction.  This  Agreement  shall be construed,
         --------------------------------
interpreted and enforced in accordance with the laws of the State of New Jersey. The parties agree that any disputes arising under this Agreement or otherwise related to the employment of the Employee by the Company shall be brought exclusively in the state and federal courts located in the State of New Jersey and the parties hereby waive the defense of lack of personal jurisdiction in any such action.

     16. Successors and Assigns.  This Agreement shall be binding upon and inure
         ----------------------
to the benefit of both parties and their respective successors and assigns, including any corporation with which or into which the Company may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Employee are personal and shall not be assigned by him.

     17. Acknowledgment.  The Employee states and  represents that he has had an
         --------------
opportunity to fully discuss and review the terms of this agreement with an attorney. The Employee further states and represents that he has carefully read this Agreement, fully understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

     18. No Waiver.  No delay or omission by the Company in exercising any right
         ---------
under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

     19. Captions.   The  captions  of the  sections of this  Agreement  are for
         --------
convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement.

     20. Severability. In case any provision of this Agreement shall be invalid,
         ------------
illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     21. Counterparts.   This  Agreement  may   be  executed  in   one  or  more
         ------------
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.


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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

INTELLIGROUP, INC.                        EMPLOYEE



By:  /s/ Nick Visco                       /s/ Nagarjun Valluripalli
     ----------------------------         -------------------------------
     Nick Visco                             Nagarjun Valluripalli
     Officer-CFO

Dated: Sept. 20, 2002                     Dated:  9/20/02
       --------------------------               -------------------------




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